EXHIBIT 10.3

                      NON-QUALIFIED STOCK OPTION AGREEMENT


To:               Vincent W. Talbert ("Employee")
                  -----------------------------------------
                                  Name

                  8307 Tally Ho Road Lutherville, MD  21093
                  -----------------------------------------
                                  Address

Date of Grant:    June 8, 1999
                ----------------------
Exercise Price:   $10 1/8 per share
                ----------------------

         Employee is hereby granted the option described below, effective as of the above date of grant, to purchase shares of common stock, $.01 par value per share ("Stock"), of Talk.com, Inc. (the "Company") at the exercise price shown above. Capitalized terms used herein without definition have the meanings assigned in the employment agreement dated as of the above date of grant between the Company, Talk.com Holding Corp. and Employee (the "Employment Agreement").

         1. Employee is hereby granted options to purchase 350,000 shares of Stock (the "Option"). The Option shall have an exercise price equal to ten dollars and 1/8 ($10.125) per share (the "Exercise Price") and, subject to
Section 2, below, shall vest with respect to the indicated number of shares of Stock according to the following schedule:

                  (a) one hundred thousand (100,000) shares of Stock shall vest and become exercisable upon the date that Employee makes the Employment Presentment.

                  (b) one hundred twenty-five thousand (125,000) shares of Stock shall vest and become exercisable upon the first anniversary of the date of grant.

                  (c) one hundred twenty-five thousand (125,000 shares of Stock shall vest and become exercisable upon the second anniversary of the date of grant.

                  (d) Notwithstanding the foregoing, (i) any portion of the Option that was not previously vested and exercisable shall become fully vested and exercisable on the effective date of any termination of the employment of Employee under the Employment Agreement by the Company without Cause (as defined in Section 6.3 of the Employment Agreement) or by Employee for Good Reason (as defined in Section 6.4(b) of the Employment Agreement) and (ii) the Board of Directors of the Company (the "Board") or its designees may accelerate or waive the aforesaid scheduled vesting dates with respect to any or all of the shares of Stock covered by the Option.

         2. In the event of a "Change in Control" (as hereafter defined) of the Company, any portion of the Option that was not previously vested and exercisable on the effective date of the Change in Control, shall become fully vested and exercisable on such effective date of such Change in Control. A "Change in Control" shall be deemed to have occurred upon the happening of any of the following events:

                  (a) any Person (as defined in Section 3(a)(9) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company, becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below) representing fifty percent (50%) or more of the combined voting power of the Company's, or such Significant Subsidiary's, as the case may be, then outstanding securities; provided, that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty (60)-day period referred to in Rule 13d-3 under the Exchange
                           Act);

                  (b) during any period of two years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses
                           (a), (b) or (d) of this Section 2) whose election by the Board or nomination for election by stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, association or other entity other than the Board, cease for any reason to constitute at least a majority of the Board of either or the Company or a Significant Subsidiary;

                  (c) the consummation of a merger or consolidation of the Company or any subsidiary of the Company owning directly or indirectly all or substantially all of the consolidated assets of the Company ( a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent more than fifty percent (50%) of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

                  (d) the shareholders of the Company approve a plan or agreement for the sale or disposition of fifty percent (50%) or more of the consolidated assets of the Company in which case the Board shall determine the effective date of the

                           Change of Control resulting therefrom;

                  (e) any other event occurs which the Board determines, in its discretion, would materially alter, the structure of the Company or its ownership; and


                  (f) a person other than Gabriel Battista is elected by the Board of Directors to serve as the Company's principal executive officer.

         3. Employee may exercise the Option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the Exercise Price for the total number of shares specified to be purchased by Employee. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a so-called "cashless exercise" of the Option; (b) certificates representing shares of Stock, which will be valued at the fair market value (as defined in the Employment Agreement) per share of the Stock on the date of the Option exercise in question, accompanied by an assignment of such Stock to the Company; or (c) any combination of cash and Stock valued as provided in clause (b), immediately above. Any assignment of Stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes, if the Secretary of the Company deems such guarantees necessary or desirable.

         4. The Option will, to the extent not previously exercised by Employee, expire on June 8, 2009.

         5. In the event of any change in the outstanding shares of the Stock by reason of a stock dividend, stock split, consolidation, transfer of assets, reorganization, conversion or what the Board deems in its reasonable discretion to be similar circumstances, the number and kind of shares of Stock subject to the Option and the Exercise Price shall be appropriately adjusted in a manner to be determined in the reasonable discretion of the Board.

         6. The Option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during Employee's lifetime only by Employee, including, for this purpose, Employee's legal guardian or custodian in the event of the disability of Employee. Until the Exercise Price has been paid in full pursuant to due exercise of this Option and certificate(s) representing Employee's ownership of the purchased shares are issued to Employee, Employee does not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to Employee the certificate(s) representing shares purchased by virtue of the exercise of the Option during any period of time in which the Company deems, based on the written opinion of its counsel, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         7. Notwithstanding anything to the contrary contained herein, the Option is not exercisable:

                  (a) During any period of time in which the Company deems, based on the written opinion of its counsel, that the exercisability of the Option, the offer to sell the shares underlying the Option, or the sale thereof, would violate a federal, state, local or securities exchange rule, regulation or law; or

                  (b) Until Employee has paid or made suitable arrangements to pay all federal, state and local income tax withholding required to be withheld by the Company in connection with the Option exercise.

         8. The following two paragraphs shall be applicable if, on a date of exercise of the Option, the Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended (the "Act"), and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) Employee hereby agrees, warrants and represents that he will acquire the Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any shares of such Stock, except as hereafter permitted. Employee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Stock to be issued hereunder without an effective registration statement under the Act, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. Employee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Stock to be issued to Employee hereunder shall bear the following legend:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Act and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

         9. The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Act, and any applicable state securities laws.

         10. It is the intention of the Company and Employee that the Option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The Option is not granted pursuant to any stock option plan.

         11. This agreement and the Employment Agreement constitute the entire understanding between the Company and Employee with respect to the subject matter hereof and no amendment, modification or waiver of this agreement, in whole or in part, shall be binding upon the Company or Employee unless in writing and signed by the Executive Vice President of the Company and Employee. This agreement and the performances of the parties hereunder shall be construed in accordance with, and governed by the laws of, the Commonwealth of Pennsylvania.

         Employee  shall  sign a copy of this  agreement  and  return  it to the
Company's  Secretary,   thereby  indicating  Employee's  understanding  of,  and
agreement with its terms and conditions.

                                                  TALK.COM INC,



                                                  By: /s/ Alyosius T. Lawn
                                                      -------------------------
                                                      Alyosius T. Lawn
                                                      General Counsel and
                                                        Secretary

I hereby acknowledge receipt of a copy of the foregoing stock option agreement and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.




/s/ Vincent W. Talbert                                          June  ,1999
------------------------------------                          ------------------
 Vincent W. Talbert                                                (Date)